Exhibit 99.1

28th EORTC-NCI-AACR Symposium Summary of BLU-285 GIST Oral Presentation & Summary of BLU-554 HCC Poster Presentation Blueprint Medicines Corporation Investor Webcast & Conference Call December 1, 2016

Conference Call Participants Jeff Albers Chief Executive Officer, Blueprint Medicines Andy Boral, M.D. Chief Medical Officer, Blueprint Medicines Michael Heinrich, M.D. Oregon Health & Sciences University

Forward-Looking Statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. In this presentation, forward-looking statements include, without limitation, statements about plans and timelines for the clinical development of BLU-285, BLU-554 and BLU-667 and our ability to implement those clinical development plans; the potential benefits of our current and future drug candidates in treating patients; the timing of regulatory submissions or filings; plans and timelines for the development of companion diagnostics for BLU-285 and BLU-554; plans and timelines for current or future discovery programs; the future financial performance of Blueprint Medicines Corporation (the “Company”); and the Company’s strategy, business plans and focus. The Company has based these forward-looking statements on management’s current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and may cause actual results, performance or achievements to differ materially from those expressed or implied by any forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties related to the delay of any current or future clinical trials or the development of the Company’s drug candidates, including BLU-285, BLU-554 and BLU-667; the Company's advancement of multiple early-stage efforts; the Company’s ability to successfully demonstrate the efficacy and safety of its drug candidates; the preclinical and clinical results for the Company’s drug candidates, which may not support further development of such drug candidates; actions or decisions of regulatory agencies or authorities, which may affect the initiation, timing and progress of current or future clinical trials; the Company’s ability to obtain, maintain and enforce patent and other intellectual property protection for any drug candidates it is developing; the Company’s ability to develop and commercialize companion diagnostics for its current and future drug candidates, including a companion diagnostic for BLU-554 with Ventana Medical Systems, Inc. and a companion diagnostic for BLU-285 with QIAGEN Manchester Limited; and the success of the Company’s rare genetic disease collaboration with Alexion Pharma Holding and its cancer immunotherapy collaboration with F. Hoffmann-La Roche Ltd and Hoffmann-La Roche Inc. These and other risks and uncertainties are described in greater detail under “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, as filed with the Securities and Exchange Commission (“SEC”) on November 10, 2016, and any other filings the Company may make with the SEC in the future. The Company cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that the Company’s expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. The forward-looking statements in this presentation are made only as of the date hereof, and except as required by law, the Company undertakes no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. This presentation also contains estimates, projections and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company’s industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk.

Proprietary Compound Library Text Here Text Here Unique collection of small molecule kinase inhibitors Provides high-quality medicinal chemistry starting points Ability to craft drug candidates to previously difficult targets New insights into the biology of kinases as disease drivers Identification of new drug targets from Kinases of Unknown Biology (KUBs) Precision target product profiles Target Discovery Engine Highly selective and potent kinase inhibitor drug candidates: BLU-285 – Inhibitor of KIT Exon 17 and PDGFRa D842V mutations BLU-554 – Inhibitor of FGFR4 BLU-667 – Inhibitor of RET fusions and predicted resistance mutations Combining Biology and Chemistry Expertise to Unlock the Potential of Kinase Therapies Kinome illustration reproduced courtesy of CSTI (www.cellsignal.com). The foregoing website is maintained by CSTI, and Blueprint is not responsible for its content.

Robust Portfolio with Diverse Clinical Stage Assets

Initial Diseases	Discovery	Pre-Clinical	Clinical Development	Commercial Rights
GIST PDGFRα D842V and KIT Exon 17 Mutations	BLU-285		Phase 1	blueprint MEDICINES
HCC FGFR4 Inhibitor	BLU-554		Phase 1	
SM KIT D816V Mutations	BLU-285		Phase 1	
NSCLC, Thyroid RET Fusions & Resistant Mutants	BLU-667			
FLC (Fibrolamellar Carcinoma) PRKACA Fusions				
Cancer Immunotherapy Immunokinases	Up to 5 Programs			blueprint MEDICINES Roche
Rare Genetic Disease	Target and Development Stage Undisclosed			ALEXION

*NTRK inhibitor program is not represented on this slide.

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Preliminary safety and activity in a first-in-human Phase 1 study of BLU-285, a potent, highly selective inhibitor of KIT and PDGFR activation loop mutants in advanced gastrointestinal stromal tumor (GIST) Michael Heinrich1, Robin Jones2, Patrick Schoffski3, Sebastian Bauer4, Margaret von Mehren5, Ferry Eskens6, Philippe Cassier7, Olivier Mir8, Hongliang Shi9, Terri Alvarez-Diez9, Mary Ellen Healy9, Beni Wolf9, Suzanne George10 1Oregon Health & Sciences University, Oregon, USA; 2Royal Marsden Hospital/Institute of Cancer Research, London, UK; 3Leuven Cancer Institute, Leuven, Belgium; 4University of Essen, Essen, Germany; 5Fox Chase Cancer Center, Pennsylvania, USA; 6Erasmus MC Cancer Institute, Rotterdam, Netherlands; 7Centre Leon Berard, Lyon, France; 8Institut Gustave Roussy, Paris, France; 9Blueprint Medicines Corporation, Massachusetts, USA; 10Dana-Farber Cancer Institute, Massachusetts, USA EORTC-NCI-AACR Molecular Targets and Cancer Therapeutics Symposium, Munich, Germany, 01 Dec 2016

BLU-285 is an investigational agent currently in development by Blueprint Medicines Corporation (Blueprint Medicines) Dr. Michael Heinrich is an investigator for Blueprint Medicines’ ongoing Phase 1 study in unresectable gastrointestinal stromal tumor Dr. Michael Heinrich has the following disclosures: Consultant: Blueprint Medicines, Novartis, MolecularMD Equity interest: MolecularMD Research funding: Blueprint Medicines, Deciphera, Ariad Expert testimony: Novartis Patents: four patents on diagnosis and treatment of PDGFR-mutant GIST Disclosures

Cancer of the interstitial cells of Cajal Primary tumor usually presents as a stomach or intestinal mass Metastatic recurrences spread to liver, peritoneum, and other distant sites Chemotherapy has no impact Gastrointestinal Stromal Tumor (GIST) Most common GI sarcoma Primary mutational hotspots KIT Exons 9 or 11 PDGFR D842V Exons 12 and 18 Resistance mutations KIT Exons 13 and 17 PDGFR D842V Exon 18 Activating RTK mutations drive metastatic GIST KIT ~ 80% PDGFR ~ 8% GI, gastrointestinal; JM, juxtamembrane; KIT, receptor tyrosine kinase protein; PDGFR, platelet-derived growth factor receptor; RTK, receptor tyrosine kinase; TM, transmembrane Barnett & Heinrich (2012) Am Soc Clin Oncol Educ Book;663; Nowain et al (2005) J Gastroen Heptol;20:818; Dematteo et al (2000) Ann Surg;231:51; Plumb et al (2013) Clin Radiol;68:770; Joensuu (2006) 17 Suppl 10:x280 Extracellular Domain JM Domain Kinase Domain-1 Kinase Domain-2 (activation loop) TM Domain Exons 9 11 17 12 18 13 Colon and rectum 5% Small intestine 30% Stomach 60% Duodenum 5%

Advanced GIST has high medical need


Primary resistance
Secondary resistance
1L
imatinib
ORR ~60%
PFS 19 mo
2L
sunitinib
ORR ~7%
PFS 6 mo
3L
regorafenib
ORR ~5%
PFS 4.8 mo
4L
BSC or trial

Resistance mutation	Prevalence	
	Primary	Secondary
KIT Exon 17	~ 1%	2L ~ 20% 3L ~ 90%
PDGFRα D842V	~ 5-6%	rare

- Activation loop mutations are associated with resistance to therapy
- Approved agents are ineffective against PDGFRα D842V
  - ORR ~ 0%
  - mPFS ~ 3 months

mPFS, median progression-free survival; ORR, objective response rate; PFS, progression-free survival
Cassier (2012) CCR; *18:4458*; Yoo (2016) Can Res Treat;48:546; Corless (2005) JCO;*23:5357*; Barnett and Heinrich (2012) Am Soc Clin Onc Ed Book: 663; Demetri (2006) Lancet;*368:1329*; Demetri (2013) Lancet;*381:295-302*

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BLU-285 imatinib sunitinib regorafenib BLU-285 is a highly potent and selective inhibitor of KIT and PDGFR activation loop mutants Tumor regression in KIT exon 11/17* mutant GIST PDX Biochemical profiles Compound PDGFR D842V IC50 nM KIT D816V IC50 nM KIT V560G/D816V IC50 nM BLU-285 0.24 0.27 0.10 imatinib 759 8150 6145 sunitinib 120 207 97.2 regorafenib 810 3640 1685 Exon 17 Exon 11/17 Activation loop Exon 18 JM domain/ activation loop BID, twice daily; IC50, half maximal inhibitory concentration; PDX, patient derived xenograft; QD, once daily Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) *del556-558/Y823D Tumour volume (mm3) Days after the start of treatment 0 10 20 30 0 200 400 600 800 1000 Vehicle QD Imatinib 50 mg/kg BID BLU-285 3 mg/kg QD BLU-285 10 mg/kg QD BLU-285 30 mg/kg QD

BLU-285 Phase 1 study Advanced GIST MTD Dose expansion Unresectable GIST after imatinib and ≥ 1 other TKI PDGFR D842-mutant GIST BLU-285 continuous once daily oral dosing Dose escalation Primary objectives – determine the MTD and RP2D, and assess safety and tolerability Secondary objectives – PK, mutational status, anti-tumor activity Enrolling First patient enrolled October 2015 Anticipated initiation first half 2017 MTD, maximum tolerated dose; PK, pharmacokinetics; RP2D, recommended Phase 2 dose; TKI, tyrosine-kinase inhibitor NCT02508532

Parameter All patients, N = 36 Age (years), median (range) 61 (41 – 77) n (%) GIST subtype KIT mutant PDGFR mutant 18 (50) 18 (50) Metastatic Disease 35 (97) Largest target lesion size (cm) ≤ 5 > 5 – ≤ 10 > 10 pending 8 (22) 12 (33) 14 (39) 2 (6) #Prior TKI, median (range) ≤ 2 > 2 3.5 (0 – 12) 12 (33) 24 (67) Demography and baseline patient characteristics Data are preliminary and based on a cut off date of 1 November 2016

Patients with unresectable GIST Prior imatinib and ≥ 1 TKI PDGFR D842 mutation regardless of prior therapy 3 + 3 dose escalation with additional accrual to dose levels declared safe at a dose escalation meeting 36 patients enrolled over 12 months MTD has not been reached Initial dose escalation results 75% (n=27) of patients remain on treatment, range 0.8 – 12.3 months All PDGFR patients remain on treatment 9 patients off treatment (all due to progressive disease) BLU-285 mg/day Patients treated by dose N = 36 30 3 + 2 enrichment 60 3 + 3 enrichment 90 3 + 3 enrichment 135 3 + 3 enrichment 200 3 + 2 enrichment 300 3 + 1 enrichment 400 4

10000 1000 100 10 1 0 30 mg 60 mg 90 mg 135 mg 200 mg 300 mg Time (hour) 0 10 20 30 10000 1000 100 10 1 0 Plasma concentration (ng/mL) Time (hour) Half-life > 24 hour, supporting QD dosing Relatively rapid absorption: Tmax ~ 2 – 8 hr Accumulation in plasma: 2.5 – 4.7 -fold after 15 days Exposure at 300 mg is at low end of predicted therapeutic range based on KIT Exon 17 mutant xenograft studies BLU-285 pharmacokinetics support once daily dosing C1D15 steady state C1D1 C1D1, Cycle 1 Day 1; C1D15, Cycle 1 Day 15; Tmax, time at which Cmax is observed; QD, once daily 0 20 40 60 80

65 yo female, Primary Gastric GIST, PDGFR D842V Previous surgical de-bulking: stomach; peritoneal metastases x 2; colon Prior response to crenolanib followed by progression Progression on prior dasatinib (no response) Ongoing at Cycle 13 with confirmed partial response (-52% per RECIST 1.1) Radiographic response per RECIST 1.1 in PDGFR D842V GIST (dose level 1, 30 mg) Baseline After 8 weeks, partial response (-42%) Rapid PDGFR D842V ct-DNA decline CT, computerized tomography; ct-DNA, circulating tumor DNA; PR, partial response; RECIST, Response Evaluation Criteria in Solid Tumors PDGFRα D842V [%] Days on study Tumor [mm]

Strong clinical activity against PDGFR D842-mutant GIST at all dose levels Maximum reduction – sum of diameter change from Baseline (%) 30 PDGFRα Exon 14 PDGFRα D842 20 10 0 –10 –20 –30 –40 –50 –60 200 60 60 60 60 135 200 90 90 135 200 135 90 135 30 PR SD PD 14 out of 14 D842-mutant patients with tumor reductions All PDGFR patients remain on treatment The values above/below the bars denote the dose level (mg) QD received by each patient SD, stable disease; PD, progressive disease; PR, partial response

57 year old male, KIT Exon 11 (delWK557-8)/Exon 17 (D816V) mutations Prior imatinib, sunitinib, nilotinib, sorafenib, imatinib + BKM120 Ongoing at Cycle 8 with confirmed partial response per RECIST 1.1 Radiographic response per RECIST 1.1 in heavily pretreated KIT Exon 11/17 GIST (dose level 4, 135 mg) Baseline After 24 weeks, partial response (-62%)

KIT GIST - early dose-response relationship Maximum reduction – sum of diameter change from baseline (%) 80 70 60 50 40 30 20 10 0 -10 -20 -30 -40 -50 -60 -70 Off treatment # BLU-285 30 – 90 mg BLU-285 135 – 300 mg 90 60 30 30 90 30 60 300 135 200 300 300 135 PD SD PR # # # # # # Patient # NB: The values above/below the bars denote the dose level (mg) QD received by each patient 4 of 6 patients with tumor reduction 5 of 6 patients remain on treatment ≥ 5 cycles

Best radiographic response with BLU-285 per RECIST 1.1 Of 7 partial responses, 6 confirmed; 1 pending (still on treatment) DCR, disease control rate Best response (per investigator) PDGFR N=15 n (%) KIT N=13 n (%) Total N=28 n (%) PR 6 (40) 1 (8) 7 (25) SD 9 (60) 6 (46) 15 (54) DCR (PR +SD) 15 (100) 7 (54) 22 (79) PD 0 6 (46) 6 (21)

BLU-285: GIST treatment duration Each cycle is 28 days in duration C1 C2 C3 C4 C5 C6 C7 C8 C9 C10 C11 C12 C13 C14 C15 Treatment Duration P a t i e n t 2.8 months 6 months Ongoing PD SD PR PDGFR KIT

No DLTs or treatment-related Grade 4 – 5 AEs No patient discontinued BLU-285 due to treatment-related toxicity 11 (31%) patients had Grade 3 or higher AEs; of these, 3 were considered treatment-related: 1 patient with Grade 3 nausea and vomiting 1 patient with Grade 3 anemia and intratumoral hemorrhage 1 patient with Grade 3 hypophosphatemia AEs occurring in ≥ 20% of patients Nausea (42%) Vomiting (33%) Peripheral edema (31%) Fatigue (28%) Constipation (22%) Adverse events associated with BLU-285 AE, adverse event; DLT, dose limiting toxicity

BLU-285 has been well tolerated on a QD schedule at doses of 30 – 400 mg Half-life > 24 hours, supports QD dosing BLU-285 demonstrates strong clinical activity in PDGFR D842-mutant GIST at all dose levels Significant anti-tumor activity in TKI-resistant, KIT-mutant GIST observed at doses ≥ 135 mg with tumor reduction in 4 of 6 patients, including 1 PR Dose escalation continues with the goal of maximizing clinical activity in KIT-mutant GIST and to define the MTD and RP2D Anticipate initiation of expansion cohorts in first half of 2017 Summary

We thank the participating patients, their families, all study co-investigators, and research coordinators at the following institutions: Oregon Health & Science University Royal Marsden Hospital/Institute for Cancer Research Leuven Cancer Institute University of Essen Fox Chase Cancer Center Erasmus MC Cancer Institute Centre Leon Berard Institut Gustave Roussy Dana-Farber Cancer Institute Acknowledgments

First-in-human study of BLU-554, a potent, highly selective FGFR4 inhibitor designed for hepatocellular carcinoma (HCC) with FGFR4 pathway activation Richard Kim1, Sunil Sharma2, Tim Meyer3, Debashis Sarker4, Teresa Macarulla5, Max Sung6, Su Pin Choo7, Hongliang Shi8, Oleg Schmidt-Kittler8, Corinne Clifford8, Beni Wolf8, Yoon-Koo Kang9, Josep Llovet6 1Moffitt Cancer Center, Tampa, Florida, USA; 2Huntsman Cancer Center, Salt Lake City, Utah, USA; 3UCL Cancer Institute, London, UK; 4Guy’s Hospital, London, UK; 5Vall d’Hebron Institute of Oncology, Barcelona, Spain; 6Mount Sinai Medical Center, New York, USA; 7National Cancer Center Singapore, Singapore; 8Blueprint Medicines, Cambridge, Massachusetts, USA, 9Asan Medical Center, Seoul, South Korea EORTC-NCI-AACR Molecular Targets and Cancer Therapeutics Symposium, Munich, Germany, 29 Nov 2016

The FGFR4 signaling pathway is a promising new driver for a molecularly targeted therapy for HCC Clinical Opportunity Liver cancer, most often HCC, is 2nd leading cause of cancer death worldwide Sorafenib only approved drug, no approved 2nd line therapy Response rate ~2%; median time to progression 3-6 months Approximately 30% of HCC patients estimated to have abnormally active FGFR4 pathway, a validated driver No genomically targeted therapies available

FGFR4 activation may result from FGF19 being expressed by either endocrine or autocrine physiology HBV, hepatitis B virus; HCV, hepatitis C virus; NASH, nonalcoholic steatohepatitis; KLB, Klotho‑β

BLU-554 is a potent and highly selective inhibitor of FGFR4 Study days Hep3B xenograft model FGF19 overexpression with amplification 2,000 1,500 1,000 500 0 5 Tumor volume (mm3) 0 10 15 20 25 Vehicle BLU-554 10 mg/kg BLU-554 30 mg/kg BLU-554 100 mg/kg LIX-066 xenograft model FGF19 overexpression without amplification Vehicle BLU-554 30 mg/kg BLU-554 100 mg/kg BLU-554 200 mg/kg Study days 0 5 Tumor volume (mm3) 0 10 15 20 25 1,000 500 Potent and Highly Selective Irreversible FGFR4 inhibition C552 Unique, targetable cysteine FGFR4 active site Tool inhibitor BLU-554 *Hagel M et al (2015) Cancer Discovery 5: 424–37; Gavine PR et al (2012) Cancer Res: 72:2045 Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) IC50 (nM) Inhibitor FGFR4 FGFR1-3 BLU-554 5 624-2203 AZD4547* 160 0.2-2.5 NVP-BGJ398* 60 0.9-1.4 *Pan FGFR inhibitors

BLU-554 Phase 1 study


Part 1: Dose Escalation
Part 2: Dose Expansion
Key inclusion criteria:
• Unresectable HCC
• Child-Pugh class A with no clinically apparent ascites; ECOG PS 0-1
• ± prior sorafenib
3+3 Dose Escalation
MTD Determined
Autocrine IHC >1%, FISH+, N=15
Autocrine IHC >1%, FISH- , N=15
Endocrine IHC <1%, FISH-, N=15
Completed
Enrollment Ongoing

- Primary objectives – determine MTD and RP2D, assess safety and tolerability
- Secondary objectives – PK, biomarker status, anti-tumor activity

IHC, immunohistochemistry; FISH, fluorescence in situ hybridization; MTD, maximum tolerated dose; PK, pharmacokinetics; RP2D, recommended Phase 2 dose
NCT02508467

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Parameter All patients, N = 25 Age (years), median (range) 61 (19 – 81) n (%) Gender – Male 19 (76) Etiology Non-viral HBV HCV Other/unknown 4 (16) 8 (32) 4 (16) 9 (36) Metastatic Disease 17 (68) FGF19 IHC IHC ≥ 1% (IHC+) IHC < 1% (IHC-) Unknown 10 (40) 10 (40) 5 (20) FGF19 FISH FISH+ FISH- Unknown 1 (4)* 13 (52) 11 (44) Prior Therapy Surgical Resection Radiotherapy TACE / embolization Kinase Inhibitor sorafenib Systemic Therapy 14 (56) 6 (24) 10 (40) 20 (80) 19 (76) 23 (92) Demography and baseline patient characteristics *CN=4, low level copy number gain; TACE, transarterial chemoembolization Data are preliminary and based on a cut off date of November 7, 2016

Initial dose escalation results BLU-554 mg/day Patients treated by dose N = 25 DLT 140 3 0 280 3 0 420 3 + 3 enrichment 0 600 3 + 3 enrichment 0 900 7 2 Patients with unresectable HCC ± prior sorafenib 3 + 3 dose escalation with additional accrual to previous dose levels 25 patients enrolled over 12 months MTD defined as 600 mg QD DLT, dose limiting toxicity; QD, once daily

Five of 10 FGF19 IHC+ patients with radiographic tumor shrinkage PD, progressive disease; PR, partial response; SD, stable disease * Case study 1; ** Case study 2 25 patients in the first 5 dose escalation cohorts were evaluable for clinical activity (doses ranging from 140 mg -900 mg QD) 12 patients had SD, including 7 patients with tumor reduction that did not reach the threshold of 30% tumor reduction for a PR per RECIST 7 of 10 FGF19+ patients remain on treatment as of the data cutoff Duration of treatment ranging from 0.8 to 7.6 months

RECIST, Response Evaluation Criteria in Solid Tumors Case study 1: Radiographic response per RECIST in patient with alcohol-related cirrhosis and advanced HCC (dose level 2, 280 mg) Week 16, confirmed partial response (-44% per RECIST) Baseline 81 year old male; alcohol-related cirrhosis and metastatic HCC; prior radiation therapy; sorafenib; remained on treatment for 8 cycles FGF19 IHC+ 11q13.3 FISH- Tumor marker decline 200 150 100 50 0 Pre Post ng/ml Alpha-fetoprotein

Case study 2: Radiographic response per RECIST in patient with HBV-related advanced HCC (dose level 4, 600 mg) Week 16, stable disease (-15% per RECIST) Baseline 64 year old male; HBV-related HCC; BCLC stage C with macrovascular invasion; prior sorafenib; ongoing at cycle 6 Ki-67 ~40% Ki-67 ~ 5% Pre-treatment Post-treatment FGF19 IHC+ 11q13.3 FISH- Tumor marker decline 500 300 200 100 0 Pre Post 400 ng/ml Alpha-fetoprotein RECIST, Response Evaluation Criteria in Solid Tumors

Blood pharmacodynamic markers demonstrated FGFR4 pathway inhibition at all doses Pre Post Pre Post Pre Post Pre Post Pre Post Cholesterol 140 mg 280 mg 420 mg 600 mg 900 mg 80 120 180 280 mg/dl Pre Post Pre Post Pre Post Pre Post Pre Post 10 100 1000 10000 FGF19 140 mg 280 mg 420 mg 600 mg 900 mg pg/ml Pre Post Pre Post Pre Post Pre Post Pre Post 1 10 100 1000 C4 (bile acid) 140 mg 280 mg 420 mg 600 mg 900 mg ng/dl Effects on metabolic pathways downstream of FGFR4: Decreases in cholesterol Increases in C4, the bile acid precursor Feedback upregulation of the FGF19 ligand in blood

BLU-554 pharmacokinetics Half-life of ~10 hours Rapid absorption: Tmax ~1–3 hours Exposure increases over the 140–900 mg dose range with significant AUC overlap between 600 and 900 mg dose levels BLU-554 plasma concentration: cycle 1, day 1 0 5 10 15 20 25 100 1000 10000 100000 Time (h) 140 mg 280 mg 420 mg 600 mg 900 mg Plasma concentration (ng/mL) AUC, area under the curve Each cycle is 28 days in duration

Adverse events associated with BLU-554 2 (8%) patients experienced DLTs at 900 mg: Grade 3 abdominal pain (1 patient); Grade 3 fatigue (1 patient) 2 (8%) patients discontinued BLU-554 due to treatment-related toxicity: Grade 3 hemorrhage (1 patient); Grade 4 AST increase (1 patient) 17 (68%) patients had AEs of Grade 3 or greater, of which AEs in 12 (48%) patients were treatment-related AE, adverse event; ALT, alanine aminotransferase; AST, aspartate aminotransferase Adverse Events Occurring in >15% of Patients AE Category # (%) Any Grade Grade 3 or Higher Diarrhea 18 (72) 2 (8) Nausea 11 (44) 0 Abdominal pain 10 (40) 3 (12) Vomiting 10 (40) 0 Fatigue 9 (36) 2 (8) ALT increased 8 (32) 3 (12) AST increased 7 (28) 4 (16) Decreased appetite 6 (24) 0 Anemia 5 (20) 5 (20) ALP increased 5 (20) 0 Dyspnea 5 (20) 1 (4) Peripheral edema 5 (20) 1 (4) Maculo-papular rash 5 (20) 1 (4) Bilirubin increased 4 (16) 1 (4) Hyperhidrosis 4 (16) 0 Hyponatraemia 4 (16) 2 (8) Lymphocytes decreased 4 (16) 3 (12)

Summary Proof-of-concept established for highly selective targeting of FGFR4 with BLU-554 in advanced HCC 5 of 10 FGF19 IHC+ patients with radiographic tumor shrinkage, including 1 confirmed PR 7 of 10 FGF19 IHC+ patients remain on treatment MTD and recommended dose for expansion (600 mg QD) provides tolerability, pathway modulation and exposure within expected therapeutic range based on xenograft models Screening experience with IHC assay supports estimate of FGF19-FGFR4 pathway activation in approximately 30% of HCC patients Part 2 dose expansion initiated with central laboratory FGF19 IHC and FISH testing and goal of better defining responsive patient population(s) based on pathway status

Next steps BLU-285 in GIST Continue dose escalation to define an MTD and to maximize clinical activity in KIT-driven patients Increase the cohort sizes in the expansion to evaluate the potential of BLU-285 as a single agent therapy in PDGFR-driven and KIT-driven GIST Seek guidance from the FDA on the development path forward, including any possibilities for expedited clinical development of BLU-285 for the treatment of advanced GIST Accelerate the evaluation of expanded development options, including opportunities to move to earlier lines of therapy and possible combinations BLU-554 in HCC Continue enrollment in the expansion to define the patient population(s), based on their biomarker status, that may respond to BLU-554 as a single agent therapy Accelerate the evaluation of expanded development options, including opportunities to move to earlier lines of therapy and possible combinations

Questions & Answers